PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
Supplement dated July 1, 2022
to Prospectuses dated May 1, 2022
This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement contains information about changes to certain Portfolios of the Advanced Series Trust available through your Annuity. Please check your Annuity Prospectus to determine which of the following changes affect the Annuity that you own. If you would like another copy of the current Annuity Prospectus, please call us at 1-800-879-7012.
Effective June 1, 2022, the current expenses of the Portfolio are changed as shown below.

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-Year	5-Year	10-Year
Equity	AST T. Rowe Price Natural Resources Portfolio1,* T. Rowe Price Associates, Inc.	0.90%	23.80%	5.40%	3.67%
Effective July 1, 2022, the current expenses of the Portfolios are changed as shown below.

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-Year	5-Year	10-Year
Allocation	AST Advanced Strategies Portfolio1,* LSV Asset Management Massachusetts Financial Services Company Pacific Investment Management Company, LLC T. Rowe Price Associates, Inc. PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC William Blair Investment Management, LLC	0.90%	13.83%	11.06%	9.87%
Allocation	AST T. Rowe Price Asset Allocation Portfolio1,* T. Rowe Price Associates, Inc. T. Rowe Price International Ltd	0.86%	12.41%	10.80%	9.70%

(1)
These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits.
Those other variable annuity contracts offer certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract Owner’s Account Value daily and, if necessary, will systematically transfer amounts among Investment Options. The formula transfers funds between the Sub-accounts for those variable annuity contracts and an AST bond portfolio Sub-account (those AST bond portfolios are not available in connection with the annuity contracts offered through this prospectus). You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying Portfolios that are available with your contract. These asset flows could adversely impact the underlying Portfolios, including their risk profile, expenses and performance. Because transfers between the Sub-accounts and the AST bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the underlying Portfolios could experience the following effects, among others:
(a)a Portfolio’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategy;
(b)the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and
(c)a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.
The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.
Before you allocate to the Sub-account with the AST Portfolios listed above, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.

*	This information includes annual expenses that reflect temporary fee reductions.
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Additional Information regarding Prudential Annuities Life Assurance Corporation
Prudential Annuities Life Assurance Corporation (to be renamed Fortitude Life Insurance & Annuity Company) (“PALAC”), Shelton, CT (main office) was acquired on April 1, 2022 by Fortitude Group Holdings, LLC, (“Fortitude Re”). As a result of the acquisition by Fortitude Re, PALAC is not affiliated with Prudential Financial Inc. (“PFI”) or any of its subsidiaries. The Prudential Insurance Company of America (“PICA”) will continue to service and administer all PALAC contracts as third-party administrator. PALAC variable annuities are distributed by Prudential Annuities Distributors, Inc. (“PAD”), Shelton, CT. PICA and PAD are wholly owned by PFI; PALAC is wholly owned by Fortitude Re; each is solely responsible for its own financial condition and contractual obligations. PALAC is in the process of changing its legal name to Fortitude Life Insurance & Annuity Company (“FLIAC”). References to PALAC in this document shall be deemed to be references to FLIAC in the states where the name change has been approved.
You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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